SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2007

PATCH INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-28627 (Commission File Number)	87-0393257 (IRS Employer Identification No.)

Suite 300, 441 – 5th Avenue S.W., Calgary, Alberta, Canada T2P 2V1

(Address of principal executive offices)(Zip Code)

(403) 441-4390

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On March 5, 2007, Patch International Inc. (“Patch”) appointed KPMG LLP (“KPMG”) in Calgary, Canada as the registered independent public accountant for the fiscal year ended May 31, 2007. On March 5, 2007, Patch dismissed Morgan & Company (“Morgan”) as its registered independent public accountant. The decisions to appoint KPMG and dismiss Morgan were approved by Patch’s Board of Directors on March 5, 2007.

During the fiscal years ended May 31, 2006 and 2005 and through the subsequent interim period up through the date of dismissal (March 5, 2007), there were no disagreements with Morgan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Morgan, would have caused Morgan to make reference thereto in its report on Patch’s financial statements for such years. Further, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B occurring within the Patch’s two most recent fiscal years and the subsequent interim period up through the date of dismissal (March 5, 2007).

The audit report of Morgan for Patch’s financial statements as of May 31, 2005, contained a separate paragraph stating:

“These financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, unless the company attains future profitable operations and/or obtains additional financing, there is substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of the uncertainty.”

During Patch’s two most recent fiscal years and the subsequent interim period up through the date of engagement of KPMG (March 5, 2007), neither Patch nor anyone on its behalf consulted KPMG regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Patch’s financial statements. Further, KPMG has not provided Patch with written or oral advice that was an important factor that Patch considered in reaching a decision as to any accounting, auditing or financial reporting issues.

Patch provided a copy of the foregoing disclosures to Morgan prior to the date of the filing of this report and requested that Morgan furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01      Financial Statements and Exhibits

Regulation S-B Number	Document
16.1	Letter from Morgan & Company dated March 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATCH INTERNATIONAL INC.
March 9, 2007	By: /s/ Michael S. Vandale Michael S. Vandale, President

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